                                                                   EXHIBIT 99.2


                            PaineWebber Incorporated


                                  PRELIMINARY
                             BACKGROUND INFORMATION

                    IMC HOME EQUITY LOAN OWNER TRUST 1997-5










                                   DISCLAIMER
-------------------------------------------------------------------------------

The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for IMC Home Equity Loan Owner Trust 1997-5, and not by or as agent for Industry Mortgage Company L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.

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                               [PAINEWEBBER LOGO]

                       IMC HOME EQUITY LOAN TRUST 1997-5
Computational Materials: Information Relating to the Collateral (page 1 of 1)
-------------------------------------------------------------------------------

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

-------------------------------------------------------------------------------


FIXED RATE HOME EQUITY LOANS
Preliminary characteristics of the Initial Home Equity Loans as of 9/1/97:

TOTAL NUMBER OF LOANS:                                             14,369
TOTAL OUTSTANDING LOAN BALANCE:                              $828,448,840
  BALLOON (% OF TOTAL):                                             45.37%
  LEVEL PAY (% OF TOTAL):                                           54.63%
AVERAGE LOAN PRINCIPAL BALANCE:                                   $57,655                          ($4,963 to $499,661)
WEIGHTED AVERAGE CLTV:                                              76.08%                         (8.00% to 100.00%)
% OF POOL WITH LTVs>85%:                                            15.94%
WEIGHTED AVERAGE COUPON:                                            11.60%                         (7.50% to 22.50%)
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS):                 223                          (20 to 360)
WEIGHTED AVERAGE SEASONING (MONTHS):                                    3                          (0 to 90)
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                              226                          (36 to 360)
RANGE OF ORIGINAL TERMS:                                       LEVEL PAY                                  BALLOON
                                                      --------------------------------          --------------------------------
                                                      Up to 60:                  0.08%          Up to 60:                  0.05%
                                                      61 - 120:                  1.94%          61 - 120:                  0.28%
                                                      121 - 180:                17.85%          121 - 180:                45.02%
                                                      181 - 240:                12.41%          181 - 240:                 0.00%
                                                      241 - 300:                 0.35%          241 - 300:                 0.02%
                                                      301 - 360:                22.00%

LIEN POSITION:                                          1st Lien:               87.81%
                                                        2nd Lien:               12.19%

PROPERTY TYPE:                            Single Family Detached:               90.30%
                                          Single Family Attached:                0.21%
                                                      2-4 Family:                7.36%
                                           Condominium/Townhouse:                1.28%
                                                           Other:                0.84%

OCCUPANCY STATUS:                                 Owner Occupied:               92.44%
                                              Non-Owner Occupied:                7.56%

GEOGRAPHIC DISTRIBUTION:                                                            NY:       17.47%          NJ:         5.77%
(states not listed individually account                                             FL:        9.80%          OH:         5.30%
for less than 5.00% of the Mortgage                                                 PA:        6.94%          MI:         5.19%
Loan principal balance)                                                             MD:        6.79%

CREDIT QUALITY:                                                                      A:       52.55%
(per IMC's guidelines)                                                               B:       24.05%
                                                                                     C:       18.89%
                                                                                     D:        4.51%



-------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
-------------------------------------------------------------------------------
                               [PAINEWEBBER LOGO]

IMC HOME EQUITY LOAN TRUST 1997-5
Computational Materials: Information Relating to the Certificates (page 1 of 7)
-------------------------------------------------------------------------------

TRANSACTION SUMMARY (a)

---------------- -------------- ------------ -------------- ------------ ------------ ------------- ----------------------
                                               ESTIMATED     ESTIMATED    ESTIMATED    ESTIMATED
                                                  WAL        MODIFIED     PRINCIPAL    PRINCIPAL          EXPECTED
                  APPROXIMATE                 TO MATURITY    DURATION      LOCKOUT       WINDOW            RATINGS
  CERTIFICATE        SIZE         COUPON        (YEARS)       (YEARS)     (MONTHS)      (MONTHS)     (MOODY'S/S&P/FITCH)
---------------- -------------- ------------ -------------- ------------ ------------ ------------- ----------------------
CLASS A-1         $110,000,000     Fixed            1.15         1.07         none            27       Aaa / AAA / AAA
CLASS A-2         $139,960,000   Floating(b)        0.50         0.48         none            10       Aaa / AAA / AAA
CLASS A-3         $112,640,000     Fixed            1.20         1.12            9            10       Aaa / AAA / AAA
CLASS A-4         $122,190,000     Fixed            2.00         1.82           18            11       Aaa / AAA / AAA
CLASS A-5         $127,030,000     Fixed            3.00         2.64           28            18       Aaa / AAA / AAA
CLASS A-6         $ 20,470,000     Fixed            4.00         3.40           45             5       Aaa / AAA / AAA
CLASS A-7         $ 77,810,000     Fixed            5.00         4.09           49            24       Aaa / AAA / AAA
CLASS A-8         $ 41,930,000     Fixed            7.50         5.60           72            41       Aaa / AAA / AAA
CLASS A-9         $ 42,970,000     Fixed           12.12         7.72          112            65       Aaa / AAA / AAA
CLASS A-10        $ 70,000,000     Fixed            6.59         5.07           38           139       Aaa / AAA / AAA
CLASS M-1         $ 40,000,000     Fixed            5.95         4.53           37           129       Aa2 / AA / AA+
CLASS M-2         $ 55,000,000     Fixed            5.87         4.46           36           119         A2 / A / A+
CLASS B           $ 40,000,000     Fixed            5.59         4.29           36            94      Baa3 / BBB- / BBB
---------------- -------------- ------------ -------------- ------------ ------------ ------------- ----------------------

NOTES:      (a)   100% Prepayment Assumption: 4.0% CPR in month 1, and an
                  additional 1.818% per annum in each month thereafter until month 12. On and after month 12, 24% CPR.

            (b) The lesser of (i) One-Month LIBOR plus 0._ % and (ii) the weighted average Coupon Rate of the Home Equity Loans, less 0.50375% per annum.

CLASS A-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                         3.07       1.15        1.15       1.15        1.15        1.15
MODIFIED DURATION (YEARS)                    2.62       1.07        1.07       1.07        1.07        1.07
FIRST PRINCIPAL PAYMENT                  10/20/97   10/20/97    10/20/97   10/20/97    10/20/97    10/20/97
LAST PRINCIPAL PAYMENT                    3/20/04   12/20/99    12/20/99   12/20/99    12/20/99    12/20/99
PRINCIPAL LOCKOUT (MONTHS)                   none       none        none       NONE        none        none
PRINCIPAL WINDOW (MONTHS)                      78         27          27         27          27          27
ILLUSTRATIVE YIELD @ PAR (30/360)          6.196%     6.014%      6.014%     6.014%      6.014%      6.014%
------------------------------------------------------------------------------------------------------------



CLASS A-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                         9.85       1.01        0.65       0.50        0.42        0.36
MODIFIED DURATION (YEARS)                    7.25       0.95        0.62       0.48        0.40        0.35
FIRST PRINCIPAL PAYMENT                   3/20/04   10/20/97    10/20/97   10/20/97    10/20/97    10/20/97
LAST PRINCIPAL PAYMENT                    4/20/10    9/20/99    11/20/98    7/20/98     6/20/98     4/20/98
PRINCIPAL LOCKOUT (MONTHS)                     77       none        none       NONE        none        none
PRINCIPAL WINDOW (MONTHS)                      74         24          14         10           9           7
ILLUSTRATIVE YIELD @ PAR (30/360)          5.890%     5.879%      5.875%     5.868%      5.869%      5.874%
------------------------------------------------------------------------------------------------------------

(1)   INDICATES AN INTERRUPTION IN THE PAYMENT OF PRINCIPAL.

-------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
-------------------------------------------------------------------------------
                               [PAINEWEBBER LOGO]

IMC HOME EQUITY LOAN TRUST 1997-5
Computational Materials: Information Relating to the Certificates (page 2 of 7)
-------------------------------------------------------------------------------


CLASS A-3 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        14.04       2.67        1.69       1.20        0.95        0.80
MODIFIED DURATION (YEARS)                    9.08       2.39        1.56       1.12        0.90        0.76
FIRST PRINCIPAL PAYMENT                   4/20/10    9/20/99    11/20/98    7/20/98     6/20/98     4/20/98
LAST PRINCIPAL PAYMENT                    6/20/12   12/20/00    12/20/99    4/20/99    11/20/98     9/20/98
PRINCIPAL LOCKOUT (MONTHS)                    150         23          13          9           8           6
PRINCIPAL WINDOW (MONTHS)                      27         16          14         10           6           6
ILLUSTRATIVE YIELD @ PAR (30/360)          6.326%     6.224%      6.150%     6.068%      5.994%      5.926%
------------------------------------------------------------------------------------------------------------


CLASS A-4 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        14.76       4.01        2.73       2.00        1.52        1.23
MODIFIED DURATION (YEARS)                    9.22       3.42        2.43       1.82        1.40        1.15
FIRST PRINCIPAL PAYMENT                   6/20/12   12/20/00    12/20/99    4/20/99    11/20/98     9/20/98
LAST PRINCIPAL PAYMENT                    6/20/12    7/20/02    12/20/00    2/20/00     7/20/99     3/20/99
PRINCIPAL LOCKOUT (MONTHS)                    176         38          26         18          13          11
PRINCIPAL WINDOW (MONTHS)                       1         20          13         11           9           7
ILLUSTRATIVE YIELD @ PAR (30/360)          6.582%     6.519%      6.478%     6.430%      6.374%      6.319%
------------------------------------------------------------------------------------------------------------


CLASS A-5 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        14.76       6.30        4.12       3.00        2.29        1.83
MODIFIED DURATION (YEARS)                    9.15       4.98        3.50       2.64        2.07        1.67
FIRST PRINCIPAL PAYMENT                   6/20/12    7/20/02    12/20/00    2/20/00     7/20/99     3/20/99
LAST PRINCIPAL PAYMENT                    6/20/12    4/20/06    12/20/02    7/20/01     5/20/00    12/20/99
PRINCIPAL LOCKOUT (MONTHS)                    176         57          38         28          21          17
PRINCIPAL WINDOW (MONTHS)                       1         46          25     18 (1)          11          10
ILLUSTRATIVE YIELD @ PAR (30/360)          6.694%     6.662%      6.632%     6.600%      6.563%      6.523%
------------------------------------------------------------------------------------------------------------








(1) INDICATES AN INTERRUPTION IN THE PAYMENT OF PRINCIPAL.

-------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
-------------------------------------------------------------------------------
                               [PAINEWEBBER LOGO]

IMC HOME EQUITY LOAN TRUST 1997-5
Computational Materials: Information Relating to the Certificates (page 3 of 7)
-------------------------------------------------------------------------------


CLASS A-6 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        14.98       9.03        5.53       4.00        2.77        2.29
MODIFIED DURATION (YEARS)                    9.11       6.54        4.47       3.40        2.45        2.06
FIRST PRINCIPAL PAYMENT                   6/20/12    4/20/06    12/20/02    7/20/01     5/20/00    12/20/99
LAST PRINCIPAL PAYMENT                    5/20/13    3/20/07     6/20/03   11/20/01     7/20/00     1/20/00
PRINCIPAL LOCKOUT (MONTHS)                    176        102          62         45          31          26
PRINCIPAL WINDOW (MONTHS)                      12         12           7          5           3           2
ILLUSTRATIVE YIELD @ PAR (30/360)          6.899%     6.883%      6.858%     6.832%      6.791%      6.763%
------------------------------------------------------------------------------------------------------------


CLASS A-7 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        18.92      11.44        7.34       5.00        3.61        2.58
MODIFIED DURATION (YEARS)                   10.20       7.64        5.56       4.09        3.09        2.29
FIRST PRINCIPAL PAYMENT                   5/20/13    3/20/07     6/20/03   11/20/01     7/20/00     1/20/00
LAST PRINCIPAL PAYMENT                    8/20/20    4/20/11     3/20/07   10/20/03     3/20/02     7/20/00
PRINCIPAL LOCKOUT (MONTHS)                    187        113          68         49          33          27
PRINCIPAL WINDOW (MONTHS)                      88         50          46         24      21 (1)           7
ILLUSTRATIVE YIELD @ PAR (30/360)          7.015%     7.003%      6.985%     6.962%      6.933%      6.892%
------------------------------------------------------------------------------------------------------------


CLASS A-8 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        25.02      14.53       10.93       7.50        5.08        3.31
MODIFIED DURATION (YEARS)                   11.29       8.75        7.34       5.60        4.12        2.85
FIRST PRINCIPAL PAYMENT                   8/20/20    4/20/11     3/20/07   10/20/03     3/20/02     7/20/00
LAST PRINCIPAL PAYMENT                    7/20/24    6/20/12     4/20/10    2/20/07     8/20/03     1/20/02
PRINCIPAL LOCKOUT (MONTHS)                    274        162         113         72          53          33
PRINCIPAL WINDOW (MONTHS)                      48         15          38     41 (1)          18      19 (1)
ILLUSTRATIVE YIELD @ PAR (30/360)          7.255%     7.245%      7.237%     7.221%      7.196%      7.155%
------------------------------------------------------------------------------------------------------------







(1) INDICATES AN INTERRUPTION IN THE PAYMENT OF PRINCIPAL.

-------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
-------------------------------------------------------------------------------
                               [PAINEWEBBER LOGO]

IMC HOME EQUITY LOAN TRUST 1997-5
Computational Materials: Information Relating to the Certificates (page 4 of 7)
-------------------------------------------------------------------------------


CLASS A-9 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        28.28      17.07       14.59      12.12        9.13        5.83
MODIFIED DURATION (YEARS)                   11.53       9.35        8.65       7.72        6.33        4.51
FIRST PRINCIPAL PAYMENT                   7/20/24    6/20/12     4/20/10    2/20/07     8/20/03     1/20/02
LAST PRINCIPAL PAYMENT                    2/20/27   11/20/21     2/20/16    6/20/12     9/20/11     3/20/09
PRINCIPAL LOCKOUT (MONTHS)                    321        176         150        112          70          51
PRINCIPAL WINDOW (MONTHS)                      32        114          71         65      98 (1)      87 (1)
ILLUSTRATIVE YIELD @ PAR (30/360)          7.461%     7.453%      7.449%     7.444%      7.433%      7.408%
------------------------------------------------------------------------------------------------------------

CLASS A-10 "LOCK BOND" (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        11.53       7.65        6.96       6.59        6.42        6.47
MODIFIED DURATION (YEARS)                    7.59       5.65        5.28       5.07        4.98        5.02
FIRST PRINCIPAL PAYMENT                  10/20/00   10/20/00    10/20/00   12/20/00     4/20/01     9/20/01
LAST PRINCIPAL PAYMENT                    6/20/12    6/20/12     6/20/12    6/20/12     7/20/11     1/20/09
PRINCIPAL LOCKOUT (MONTHS)                     36         36          36         38          42          47
PRINCIPAL WINDOW (MONTHS)                     141        141         141        139         124          89
ILLUSTRATIVE YIELD @ PAR (30/360)          6.962%     6.946%      6.941%     6.938%      6.937%      6.938%
------------------------------------------------------------------------------------------------------------

CLASS M-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        18.60      10.27        7.65       5.95        4.98        4.55
MODIFIED DURATION (YEARS)                    9.78       6.84        5.50       4.53        3.97        3.72
FIRST PRINCIPAL PAYMENT                   6/20/12   10/20/02     3/20/01   11/20/00     1/20/01     4/20/01
LAST PRINCIPAL PAYMENT                    9/20/26    7/20/16     6/20/12    7/20/11    10/20/08    10/20/06
PRINCIPAL LOCKOUT (MONTHS)                    176         60          41         37          39          42
PRINCIPAL WINDOW (MONTHS)                     172        166         136        129          94          67
ILLUSTRATIVE YIELD @ PAR (30/360)          7.229%     7.212%      7.199%     7.184%      7.173%      7.166%
------------------------------------------------------------------------------------------------------------









(1) INDICATES AN INTERRUPTION IN THE PAYMENT OF PRINCIPAL.

-------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
-------------------------------------------------------------------------------
                               [PAINEWEBBER LOGO]

IMC HOME EQUITY LOAN TRUST 1997-5
Computational Materials: Information Relating to the Certificates (page 5 of 7)
-------------------------------------------------------------------------------


CLASS M-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        18.57      10.17        7.64       5.87        4.85        4.31
MODIFIED DURATION (YEARS)                    9.60       6.73        5.44       4.46        3.86        3.53
FIRST PRINCIPAL PAYMENT                   6/20/12   10/20/02     3/20/01   10/20/00    11/20/00    12/20/00
LAST PRINCIPAL PAYMENT                    6/20/26    3/20/15     6/20/12    8/20/10     1/20/08     2/20/06
PRINCIPAL LOCKOUT (MONTHS)                    176         60          41         36          37          38
PRINCIPAL WINDOW (MONTHS)                     169        150         136        119          87          63
ILLUSTRATIVE YIELD @ PAR (30/360)          7.464%     7.447%      7.433%     7.417%      7.404%      7.394%
------------------------------------------------------------------------------------------------------------


CLASS B (TO MATURITY)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        18.28      10.04        7.34       5.59        4.58        4.00
MODIFIED DURATION (YEARS)                    9.36       6.60        5.27       4.29        3.67        3.30
FIRST PRINCIPAL PAYMENT                   6/20/12   10/20/02     3/20/01   10/20/00    10/20/00    10/20/00
LAST PRINCIPAL PAYMENT                    6/20/25    6/20/12     9/20/11    7/20/08     4/20/06     9/20/04
PRINCIPAL LOCKOUT (MONTHS)                    176         60          41         36          36          36
PRINCIPAL WINDOW (MONTHS)                     157        117         127         94          67          48
ILLUSTRATIVE YIELD @ PAR (30/360)          7.750%     7.732%      7.717%     7.699%      7.684%      7.671%
------------------------------------------------------------------------------------------------------------


** CLASS A-8 (TO 10% CLEAN-UP CALL)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        24.34      14.53       10.46       7.29        5.08        3.31
MODIFIED DURATION (YEARS)                   11.18       8.75        7.13       5.49        4.12        2.85
FIRST PRINCIPAL PAYMENT                   8/20/20    4/20/11     3/20/07   10/20/03     3/20/02     7/20/00
LAST PRINCIPAL PAYMENT                    5/20/22    6/20/12     6/20/08   11/20/05     8/20/03     1/20/02
PRINCIPAL LOCKOUT (MONTHS)                    274        162         113         72          53          33
PRINCIPAL WINDOW (MONTHS)                      22         15          16     26 (1)          18      19 (1)
ILLUSTRATIVE YIELD @ PAR (30/360)          7.254%     7.245%      7.235%     7.219%      7.196%      7.155%
------------------------------------------------------------------------------------------------------------










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


IMC HOME EQUITY LOAN TRUST 1997-5
Computational Materials: Information Relating to the Certificates (page 6 of 7)
-------------------------------------------------------------------------------

** CLASS A-9 (TO 10% CLEAN-UP CALL)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        24.67      14.81       10.76       8.17        6.43        4.97
MODIFIED DURATION (YEARS)                   11.03       8.74        7.20       5.95        4.96        4.02
FIRST PRINCIPAL PAYMENT                   5/20/22    6/20/12     6/20/08   11/20/05     8/20/03     1/20/02
LAST PRINCIPAL PAYMENT                    5/20/22    7/20/12     6/20/08   11/20/05     3/20/04     1/20/03
PRINCIPAL LOCKOUT (MONTHS)                    295        176         128         97          70          51
PRINCIPAL WINDOW (MONTHS)                       1          2           1          1           8          13
ILLUSTRATIVE YIELD @ PAR (30/360)          7.459%     7.450%      7.440%     7.429%      7.416%      7.398%
------------------------------------------------------------------------------------------------------------


** CLASS A-10 "LOCK BOND" (TO 10% CLEAN-UP CALL)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        11.53       7.65        6.91       6.41        5.80        5.16
MODIFIED DURATION (YEARS)                    7.59       5.65        5.26       4.98        4.62        4.21
FIRST PRINCIPAL PAYMENT                  10/20/00   10/20/00    10/20/00   12/20/00     4/20/01     9/20/01
LAST PRINCIPAL PAYMENT                    6/20/12    6/20/12     6/20/08   11/20/05     3/20/04     1/20/03
PRINCIPAL LOCKOUT (MONTHS)                     36         36          36         38          42          47
PRINCIPAL WINDOW (MONTHS)                     141        141          93         60          36          17
ILLUSTRATIVE YIELD @ PAR (30/360)          6.962%     6.946%      6.941%     6.937%      6.931%      6.924%
------------------------------------------------------------------------------------------------------------


** CLASS M-1 (TO 10% CLEAN-UP CALL)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        18.08      10.09        7.15       5.44        4.58        4.22
MODIFIED DURATION (YEARS)                    9.70       6.78        5.30       4.29        3.75        3.52
FIRST PRINCIPAL PAYMENT                   6/20/12   10/20/02     3/20/01   11/20/00     1/20/01     4/20/01
LAST PRINCIPAL PAYMENT                    5/20/22    7/20/12     6/20/08   11/20/05     3/20/04     1/20/03
PRINCIPAL LOCKOUT (MONTHS)                    176         60          41         37          39          42
PRINCIPAL WINDOW (MONTHS)                     120        118          88         61          39          22
ILLUSTRATIVE YIELD @ PAR (30/360)          7.229%     7.212%      7.196%     7.180%      7.167%      7.161%
------------------------------------------------------------------------------------------------------------










(1) INDICATES AN INTERRUPTION IN THE PAYMENT OF PRINCIPAL.

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


IMC HOME EQUITY LOAN TRUST 1997-5
Computational Materials: Information Relating to the Certificates (page 7 of 7)
-------------------------------------------------------------------------------


** CLASS M-2 (TO 10% CLEAN-UP CALL)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        18.08      10.08        7.15       5.44        4.51        4.03
MODIFIED DURATION (YEARS)                    9.53       6.70        5.25       4.25        3.67        3.36
FIRST PRINCIPAL PAYMENT                   6/20/12   10/20/02     3/20/01   10/20/00    11/20/00    12/20/00
LAST PRINCIPAL PAYMENT                    5/20/22    7/20/12     6/20/08   11/20/05     3/20/04     1/20/03
PRINCIPAL LOCKOUT (MONTHS)                    176         60          41         36          37          38
PRINCIPAL WINDOW (MONTHS)                     120        118          88         62          41          26
ILLUSTRATIVE YIELD @ PAR (30/360)          7.464%     7.447%      7.430%     7.413%      7.399%      7.389%
------------------------------------------------------------------------------------------------------------


** CLASS B (TO 10% CLEAN-UP CALL)
------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                     0%        50%         75%       100%        125%        150%
RAMP TO                                        0%        12%         18%        24%         30%         36%
------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                        18.02      10.04        7.11       5.40        4.44        3.88
MODIFIED DURATION (YEARS)                    9.32       6.60        5.18       4.20        3.59        3.23
FIRST PRINCIPAL PAYMENT                   6/20/12   10/20/02     3/20/01   10/20/00    10/20/00    10/20/00
LAST PRINCIPAL PAYMENT                    5/20/22    6/20/12     6/20/08   11/20/05     3/20/04     1/20/03
PRINCIPAL LOCKOUT (MONTHS)                    176         60          41         36          36          36
PRINCIPAL WINDOW (MONTHS)                     120        117          88         62          42          28
ILLUSTRATIVE YIELD @ PAR (30/360)          7.750%     7.732%      7.716%     7.697%      7.681%      7.668%
------------------------------------------------------------------------------------------------------------














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